EXHIBIT 1

                             JOINT FILING AGREEMENT

     This JOINT FILING AGREEMENT is entered into as of July 6, 2006, by and among the parties signatories hereto. The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of common stock, par value $0.001 per share, of Celebrate Express, Inc., a Washington corporation, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

                                  SPENCER CAPITAL MANAGEMENT, LLC



                                  By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Authorized Signatory




                                  SPENCER CAPITAL OPPORTUNITY FUND, LP

                                  By:  Spencer Capital Partners, LLC,
                                       Its General Partner



                                   By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Managing Member




                                  SPENCER CAPITAL PARTNERS, LLC



                                   By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Managing Member



                    [SIGNATURE PAGE TO JONT FILING AGREEMENT]

                                  SPENCER CAPITAL OFFSHORE OPPORTUNITY FUND,
                                  LTD.

                                  By:  Spencer Capital Offshore Partners, LLC,
                                       Its Investment Manager



                                  By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Managing Member




                                  SPENCER CAPITAL OFFSHORE PARTNERS, LLC



                                  By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Name:   Kenneth H. Shubin Stein, MD, CFA
                                       Title:  Managing Member




                                  By:  /s/ Kenneth H. Shubin Stein, MD, CFA
                                       -----------------------------------------
                                       Kenneth H. Shubin Stein, MD, CFA




                                  THESIS CAPITAL MANAGEMENT, LLC



                                 By:   /s/ Stephen Roseman, CFA
                                       -----------------------------------------
                                       Name:   Stephen Roseman, CFA
                                       Title:  Manager




                    [SIGNATURE PAGE TO JONT FILING AGREEMENT]

                                  THESIS CAPITAL, LP

                                  By:  Thesis Capital Advisors, LLC,
                                       Its General Partner



                                    By:   /s/ Stephen Roseman, CFA
                                       -----------------------------------------
                                       Name:   Stephen Roseman, CFA
                                       Title:  Manager




                                   THESIS CAPITAL MASTER FUND LIMITED



                                   By:   /s/ Stephen Roseman, CFA
                                       -----------------------------------------
                                       Name:   Stephen Roseman, CFA
                                       Title:  Director




                                   By:  /s/ Stephen Roseman, CFA
                                       -----------------------------------------


                    [SIGNATURE PAGE TO JONT FILING AGREEMENT]